Exhibit 99.B(a)(30)

ARTICLES SUPPLEMENTARY

TO

ARTICLES OF INCORPORATION

OF

ING PARTNERS, INC.

ING Partners, Inc., a Maryland corporation having its principal office in Baltimore, Maryland (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:  The Corporation is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

SECOND:  The total number of shares of Capital Stock that the Corporation currently has authority to issue is Eighteen Billion, Six Hundred Million (18,600,000,000), with a par value of one-tenth of one cent ($0.001) per share, and an aggregate par value of Eighteen Million, Six Hundred Thousand Dollars ($18,600,000);

THIRD:  A majority of the Board of Directors of the Corporation adopted resolutions classifying and designating One Billion (1,000,000,000) authorized and unissued shares of undesignated Capital Stock of the Corporation, under the authority contained in the charter of the Corporation, as additional shares of the following Classes (as defined below) (but not increasing the aggregate number of authorized shares or the aggregate par value):

Name of Class	Shares Allocated

ING Solution Aggressive Growth Portfolio — Initial Class	100,000,000
ING Solution Aggressive Growth Portfolio — Adviser Class	100,000,000
ING Solution Aggressive Growth Portfolio — Service Class	100,000,000
ING Solution Aggressive Growth Portfolio — Service 2 Class	100,000,000
ING Solution Conservative Portfolio — Initial Class	100,000,000
ING Solution Conservative Portfolio — Adviser Class	100,000,000
ING Solution Conservative Portfolio — Service Class	100,000,000
ING Solution Conservative Portfolio — Service 2 Class	100,000,000
ING Solution Growth and Income Portfolio — Service 2 Class	100,000,000
ING Solution Growth Portfolio — Service 2 Class	100,000,000

FOURTH:

Section 4.1             A description of the shares of Capital Stock of the Corporation classified in Article THIRD with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as set or changed by the Board of Directors of the Corporation is as follows:

The shares of ING Solution Aggressive Growth Portfolio — Initial Class, shares of ING Solution Aggressive Growth Portfolio — Adviser Class, shares of ING Solution Aggressive Growth Portfolio — Service Class and shares of ING Solution Aggressive Growth Portfolio — Service 2 Class shall represent an investment in a common investment portfolio.

The shares of ING Solution Conservative Portfolio — Initial Class, shares of ING Solution Conservative Portfolio — Adviser Class, shares of ING Solution Conservative Portfolio — Service Class and shares of ING Solution Conservative Portfolio — Service 2 Class shall represent an investment in a common investment portfolio.

The shares of ING Solution Growth and Income Portfolio — Service 2 Class shall represent an investment in a common investment portfolio.

The shares of ING Solution Growth Portfolio — Service 2 Class shall represent an investment in a common investment portfolio.

Section 4.2             A description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of each class of Capital Stock of the Corporation (each hereinafter referred to as a “Class”) and each common investment portfolio of the Corporation (each hereinafter referred to as a “Portfolio”) is set forth in the Corporation’s Charter with respect to its shares generally and to the following:

(i)            Except for the differences set forth below or elsewhere in the Charter of the Corporation or required by law, each Class invested in a common Portfolio shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as each other Class invested in such Portfolio.

(ii)           The investment income and losses, capital gains and losses, and expenses and liabilities of each Portfolio shall be allocated among the Classes invested in such Portfolio in such manner as may be determined by the Board of Directors in accordance with law and the Corporation’s multiple class plan (the “Plan”), adopted in accordance with Rule 18f-3 under the Investment Company Act of 1940, as amended, as such Plan may then be in effect.

(iii)          The liabilities and expenses attributable to the respective Classes invested in a common Portfolio shall be determined separately from those of each other and, accordingly, the net asset values, the dividends and distributions payable to holders, and the amounts distributable in the event of liquidation of the Corporation or of the Portfolio to holders of shares invested in the Portfolio may vary between the Classes.

(iv)          Except as may otherwise be provided in the Plan or by law, the holders of shares of each Class invested in a common Portfolio shall have, respectively, exclusive voting rights with respect to any matter submitted to a vote of stockholders that only affects the holders of the respective Class, and no voting rights with respect to any matter submitted to a vote of stockholders that does not affect holders of that Class.

FIFTH:  (a) Immediately before the classification of the additional Capital Stock as provided in Article THIRD, the number of shares of each authorized class of Capital Stock was as follows:

Name of Class	Shares Allocated

ING American Century Small-Mid Cap Value Portfolio — Initial Class	100,000,000
ING American Century Small-Mid Cap Value Portfolio — Adviser Class	100,000,000
ING American Century Small-Mid Cap Value Portfolio — Service Class	100,000,000
ING American Century Small-Mid Cap Value Portfolio — Service 2 Class	100,000,000
ING Baron Asset Portfolio — Initial Class	100,000,000
ING Baron Asset Portfolio — Adviser Class	100,000,000
ING Baron Asset Portfolio — Service Class	100,000,000
ING Baron Asset Portfolio — Service 2 Class	100,000,000
ING Baron Small Cap Growth Portfolio — Initial Class	100,000,000
ING Baron Small Cap Growth Portfolio — Adviser Class	100,000,000
ING Baron Small Cap Growth Portfolio — Service Class	100,000,000
ING Baron Small Cap Growth Portfolio — Service 2 Class	100,000,000
ING Columbia Small Cap Value Portfolio — Initial Class	100,000,000
ING Columbia Small Cap Value Portfolio — Adviser Class	100,000,000
ING Columbia Small Cap Value Portfolio — Service Class	100,000,000
ING Columbia Small Cap Value Portfolio — Service 2 Class	100,000,000
ING Davis New York Venture Portfolio — Initial Class	100,000,000
ING Davis New York Venture Portfolio — Adviser Class	100,000,000
ING Davis New York Venture Portfolio — Service Class	100,000,000
ING Davis New York Venture Portfolio — Service 2 Class	100,000,000
ING Fidelity® VIP Contrafund® Portfolio — Initial Class	100,000,000
ING Fidelity® VIP Contrafund® Portfolio — Adviser Class	100,000,000
ING Fidelity® VIP Contrafund® Portfolio — Service Class	100,000,000
ING Fidelity® VIP Contrafund® Portfolio — Service 2 Class	100,000,000
ING Fidelity® VIP Equity-Income Portfolio — Initial Class	100,000,000
ING Fidelity® VIP Equity-Income Portfolio — Adviser Class	100,000,000
ING Fidelity® VIP Equity-Income Portfolio — Service Class	100,000,000
ING Fidelity® VIP Equity-Income Portfolio — Service 2 Class	100,000,000
ING Fidelity® VIP Growth Portfolio — Initial Class	100,000,000
ING Fidelity® VIP Growth Portfolio — Adviser Class	100,000,000
ING Fidelity® VIP Growth Portfolio — Service Class	100,000,000
ING Fidelity® VIP Growth Portfolio — Service 2 Class	100,000,000
ING Fidelity® VIP Mid Cap Portfolio — Initial Class	100,000,000
ING Fidelity® VIP Mid Cap Portfolio — Adviser Class	100,000,000
ING Fidelity® VIP Mid Cap Portfolio — Service Class	100,000,000
ING Fidelity® VIP Mid Cap Portfolio — Service 2 Class	100,000,000
ING Index Solution 2015 Portfolio — Initial Class	100,000,000
ING Index Solution 2015 Portfolio — Adviser Class	100,000,000
ING Index Solution 2015 Portfolio — Service Class	100,000,000

Name of Class	Shares Allocated

ING Index Solution 2015 Portfolio — Service 2 Class	100,000,000
ING Index Solution 2015 Portfolio — Class T	100,000,000
ING Index Solution 2025 Portfolio — Initial Class	100,000,000
ING Index Solution 2025 Portfolio — Adviser Class	100,000,000
ING Index Solution 2025 Portfolio — Service Class	100,000,000
ING Index Solution 2025 Portfolio — Service 2 Class	100,000,000
ING Index Solution 2025 Portfolio — Class T	100,000,000
ING Index Solution 2035 Portfolio — Initial Class	100,000,000
ING Index Solution 2035 Portfolio — Adviser Class	100,000,000
ING Index Solution 2035 Portfolio — Service Class	100,000,000
ING Index Solution 2035 Portfolio — Service 2 Class	100,000,000
ING Index Solution 2035 Portfolio — Class T	100,000,000
ING Index Solution 2045 Portfolio — Initial Class	100,000,000
ING Index Solution 2045 Portfolio — Adviser Class	100,000,000
ING Index Solution 2045 Portfolio — Service Class	100,000,000
ING Index Solution 2045 Portfolio — Service 2 Class	100,000,000
ING Index Solution 2045 Portfolio — Class T	100,000,000
ING Index Solution 2055 Portfolio — Initial Class	100,000,000
ING Index Solution 2055 Portfolio — Adviser Class	100,000,000
ING Index Solution 2055 Portfolio — Service Class	100,000,000
ING Index Solution 2055 Portfolio — Service 2 Class	100,000,000
ING Index Solution 2055 Portfolio — Class T	100,000,000
ING Index Solution Income Portfolio — Initial Class	100,000,000
ING Index Solution Income Portfolio — Adviser Class	100,000,000
ING Index Solution Income Portfolio — Service Class	100,000,000
ING Index Solution Income Portfolio — Service 2 Class	100,000,000
ING Index Solution Income Portfolio — Class T	100,000,000
ING JPMorgan Mid Cap Value Portfolio — Initial Class	100,000,000
ING JPMorgan Mid Cap Value Portfolio — Adviser Class	100,000,000
ING JPMorgan Mid Cap Value Portfolio — Service Class	100,000,000
ING JPMorgan Mid Cap Value Portfolio — Service 2 Class	100,000,000
ING Legg Mason Partners Aggressive Growth Portfolio — Initial Class	100,000,000
ING Legg Mason Partners Aggressive Growth Portfolio — Adviser Class	100,000,000
ING Legg Mason Partners Aggressive Growth Portfolio — Service Class	100,000,000
ING Legg Mason Partners Aggressive Growth Portfolio — Service 2 Class	100,000,000
ING Oppenheimer Global Portfolio — Initial Class	250,000,000
ING Oppenheimer Global Portfolio — Adviser Class	100,000,000
ING Oppenheimer Global Portfolio — Service Class	100,000,000
ING Oppenheimer Global Portfolio — Service 2 Class	100,000,000
ING Oppenheimer Strategic Income Portfolio — Initial Class	100,000,000
ING Oppenheimer Strategic Income Portfolio — Adviser Class	100,000,000
ING Oppenheimer Strategic Income Portfolio — Service Class	100,000,000
ING Oppenheimer Strategic Income Portfolio — Service 2 Class	100,000,000
ING PIMCO Total Return Portfolio — Initial Class	100,000,000

Name of Class	Shares Allocated

ING PIMCO Total Return Portfolio — Adviser Class	100,000,000
ING PIMCO Total Return Portfolio — Service Class	100,000,000
ING PIMCO Total Return Portfolio — Service 2 Class	100,000,000
ING Pioneer High Yield Portfolio — Initial Class	100,000,000
ING Pioneer High Yield Portfolio — Adviser Class	100,000,000
ING Pioneer High Yield Portfolio — Service Class	100,000,000
ING Pioneer High Yield Portfolio — Service 2 Class	100,000,000
ING Solution 2015 Portfolio — Initial Class	100,000,000
ING Solution 2015 Portfolio — Adviser Class	100,000,000
ING Solution 2015 Portfolio — Service Class	100,000,000
ING Solution 2015 Portfolio — Service 2 Class	100,000,000
ING Solution 2015 Portfolio — Class T	100,000,000
ING Solution 2025 Portfolio — Initial Class	100,000,000
ING Solution 2025 Portfolio — Adviser Class	100,000,000
ING Solution 2025 Portfolio — Service Class	100,000,000
ING Solution 2025 Portfolio — Service 2 Class	100,000,000
ING Solution 2025 Portfolio — Class T	100,000,000
ING Solution 2035 Portfolio — Initial Class	100,000,000
ING Solution 2035 Portfolio — Adviser Class	100,000,000
ING Solution 2035 Portfolio — Service Class	100,000,000
ING Solution 2035 Portfolio — Service 2 Class	100,000,000
ING Solution 2035 Portfolio — Class T	100,000,000
ING Solution 2045 Portfolio — Initial Class	100,000,000
ING Solution 2045 Portfolio — Adviser Class	100,000,000
ING Solution 2045 Portfolio — Service Class	100,000,000
ING Solution 2045 Portfolio — Service 2 Class	100,000,000
ING Solution 2045 Portfolio — Class T	100,000,000
ING Solution 2055 Portfolio — Initial Class	100,000,000
ING Solution 2055 Portfolio — Adviser Class	100,000,000
ING Solution 2055 Portfolio — Service Class	100,000,000
ING Solution 2055 Portfolio — Service 2 Class	100,000,000
ING Solution 2055 Portfolio — Class T	100,000,000
ING Solution Growth and Income Portfolio — Initial Class	100,000,000
ING Solution Growth and Income Portfolio — Adviser Class	100,000,000
ING Solution Growth and Income Portfolio — Service Class	100,000,000
ING Solution Growth Portfolio — Initial Class	100,000,000
ING Solution Growth Portfolio — Adviser Class	100,000,000
ING Solution Growth Portfolio — Service Class	100,000,000
ING Solution Income Portfolio — Initial Class	100,000,000
ING Solution Income Portfolio — Adviser Class	100,000,000
ING Solution Income Portfolio — Service Class	100,000,000
ING Solution Income Portfolio — Service 2 Class	100,000,000
ING Solution Income Portfolio — Class T	100,000,000

Name of Class	Shares Allocated

ING T. Rowe Price Diversified Mid Cap Growth Portfolio — Initial Class	250,000,000
ING T. Rowe Price Diversified Mid Cap Growth Portfolio — Adviser Class	100,000,000
ING T. Rowe Price Diversified Mid Cap Growth Portfolio — Service Class	100,000,000
ING T. Rowe Price Diversified Mid Cap Growth Portfolio — Service 2 Class	100,000,000
ING T. Rowe Price Growth Equity Portfolio — Initial Class	100,000,000
ING T. Rowe Price Growth Equity Portfolio — Adviser Class	100,000,000
ING T. Rowe Price Growth Equity Portfolio — Service Class	100,000,000
ING T. Rowe Price Growth Equity Portfolio — Service 2 Class	100,000,000
ING Templeton Foreign Equity Portfolio — Initial Class	100,000,000
ING Templeton Foreign Equity Portfolio — Adviser Class	100,000,000
ING Templeton Foreign Equity Portfolio — Service Class	100,000,000
ING Templeton Foreign Equity Portfolio — Service 2 Class	100,000,000
ING Thornburg Value Portfolio — Initial Class	100,000,000
ING Thornburg Value Portfolio — Adviser Class	100,000,000
ING Thornburg Value Portfolio — Service Class	100,000,000
ING Thornburg Value Portfolio — Service 2 Class	100,000,000
ING UBS U.S. Large Cap Equity Portfolio — Initial Class	100,000,000
ING UBS U.S. Large Cap Equity Portfolio — Adviser Class	100,000,000
ING UBS U.S. Large Cap Equity Portfolio — Service Class	100,000,000
ING UBS U.S. Large Cap Equity Portfolio — Service 2 Class	100,000,000
ING Van Kampen Comstock Portfolio — Initial Class	100,000,000
ING Van Kampen Comstock Portfolio — Adviser Class	100,000,000
ING Van Kampen Comstock Portfolio — Service Class	100,000,000
ING Van Kampen Comstock Portfolio — Service 2 Class	100,000,000
ING Van Kampen Equity and Income Portfolio — Initial Class	100,000,000
ING Van Kampen Equity and Income Portfolio — Adviser Class	100,000,000
ING Van Kampen Equity and Income Portfolio — Service Class	100,000,000
ING Van Kampen Equity and Income Portfolio — Service 2 Class	100,000,000

for a total of Fifteen Billion, Seven Hundred Million (15,700,000,000) shares classified into separate classes of Capital Stock, with Two Billion, Nine Hundred Million (2,900,000,000) being unclassified.

(b) After the classification of the additional Capital Stock, as provided in Article THIRD, the number of shares of each authorized class of Capital Stock is as follows:

Name of Class	Shares Allocated

ING American Century Small-Mid Cap Value Portfolio — Initial Class	100,000,000
ING American Century Small-Mid Cap Value Portfolio — Adviser Class	100,000,000
ING American Century Small-Mid Cap Value Portfolio — Service Class	100,000,000
ING American Century Small-Mid Cap Value Portfolio — Service 2 Class	100,000,000
ING Baron Asset Portfolio — Initial Class	100,000,000
ING Baron Asset Portfolio — Adviser Class	100,000,000

Name of Class	Shares Allocated

ING Baron Asset Portfolio — Service Class	100,000,000
ING Baron Asset Portfolio — Service 2 Class	100,000,000
ING Baron Small Cap Growth Portfolio — Initial Class	100,000,000
ING Baron Small Cap Growth Portfolio — Adviser Class	100,000,000
ING Baron Small Cap Growth Portfolio — Service Class	100,000,000
ING Baron Small Cap Growth Portfolio — Service 2 Class	100,000,000
ING Columbia Small Cap Value Portfolio — Initial Class	100,000,000
ING Columbia Small Cap Value Portfolio — Adviser Class	100,000,000
ING Columbia Small Cap Value Portfolio — Service Class	100,000,000
ING Columbia Small Cap Value Portfolio — Service 2 Class	100,000,000
ING Davis New York Venture Portfolio — Initial Class	100,000,000
ING Davis New York Venture Portfolio — Adviser Class	100,000,000
ING Davis New York Venture Portfolio — Service Class	100,000,000
ING Davis New York Venture Portfolio — Service 2 Class	100,000,000
ING Fidelity® VIP Contrafund® Portfolio — Initial Class	100,000,000
ING Fidelity® VIP Contrafund® Portfolio — Adviser Class	100,000,000
ING Fidelity® VIP Contrafund® Portfolio — Service Class	100,000,000
ING Fidelity® VIP Contrafund® Portfolio — Service 2 Class	100,000,000
ING Fidelity® VIP Equity-Income Portfolio — Initial Class	100,000,000
ING Fidelity® VIP Equity-Income Portfolio — Adviser Class	100,000,000
ING Fidelity® VIP Equity-Income Portfolio — Service Class	100,000,000
ING Fidelity® VIP Equity-Income Portfolio — Service 2 Class	100,000,000
ING Fidelity® VIP Growth Portfolio — Initial Class	100,000,000
ING Fidelity® VIP Growth Portfolio — Adviser Class	100,000,000
ING Fidelity® VIP Growth Portfolio — Service Class	100,000,000
ING Fidelity® VIP Growth Portfolio — Service 2 Class	100,000,000
ING Fidelity® VIP Mid Cap Portfolio — Initial Class	100,000,000
ING Fidelity® VIP Mid Cap Portfolio — Adviser Class	100,000,000
ING Fidelity® VIP Mid Cap Portfolio — Service Class	100,000,000
ING Fidelity® VIP Mid Cap Portfolio — Service 2 Class	100,000,000
ING Index Solution 2015 Portfolio — Initial Class	100,000,000
ING Index Solution 2015 Portfolio — Adviser Class	100,000,000
ING Index Solution 2015 Portfolio — Service Class	100,000,000
ING Index Solution 2015 Portfolio — Service 2 Class	100,000,000
ING Index Solution 2015 Portfolio — Class T	100,000,000
ING Index Solution 2025 Portfolio — Initial Class	100,000,000
ING Index Solution 2025 Portfolio — Adviser Class	100,000,000
ING Index Solution 2025 Portfolio — Service Class	100,000,000
ING Index Solution 2025 Portfolio — Service 2 Class	100,000,000
ING Index Solution 2025 Portfolio — Class T	100,000,000
ING Index Solution 2035 Portfolio — Initial Class	100,000,000
ING Index Solution 2035 Portfolio — Adviser Class	100,000,000
ING Index Solution 2035 Portfolio — Service Class	100,000,000
ING Index Solution 2035 Portfolio — Service 2 Class	100,000,000

Name of Class	Shares Allocated

ING Index Solution 2035 Portfolio — Class T	100,000,000
ING Index Solution 2045 Portfolio — Initial Class	100,000,000
ING Index Solution 2045 Portfolio — Adviser Class	100,000,000
ING Index Solution 2045 Portfolio — Service Class	100,000,000
ING Index Solution 2045 Portfolio — Service 2 Class	100,000,000
ING Index Solution 2045 Portfolio — Class T	100,000,000
ING Index Solution 2055 Portfolio — Initial Class	100,000,000
ING Index Solution 2055 Portfolio — Adviser Class	100,000,000
ING Index Solution 2055 Portfolio — Service Class	100,000,000
ING Index Solution 2055 Portfolio — Service 2 Class	100,000,000
ING Index Solution 2055 Portfolio — Class T	100,000,000
ING Index Solution Income Portfolio — Initial Class	100,000,000
ING Index Solution Income Portfolio — Adviser Class	100,000,000
ING Index Solution Income Portfolio — Service Class	100,000,000
ING Index Solution Income Portfolio — Service 2 Class	100,000,000
ING Index Solution Income Portfolio — Class T	100,000,000
ING JPMorgan Mid Cap Value Portfolio — Initial Class	100,000,000
ING JPMorgan Mid Cap Value Portfolio — Adviser Class	100,000,000
ING JPMorgan Mid Cap Value Portfolio — Service Class	100,000,000
ING JPMorgan Mid Cap Value Portfolio — Service 2 Class	100,000,000
ING Legg Mason Partners Aggressive Growth Portfolio — Initial Class	100,000,000
ING Legg Mason Partners Aggressive Growth Portfolio — Adviser Class	100,000,000
ING Legg Mason Partners Aggressive Growth Portfolio — Service Class	100,000,000
ING Legg Mason Partners Aggressive Growth Portfolio — Service 2 Class	100,000,000
ING Oppenheimer Global Portfolio — Initial Class	250,000,000
ING Oppenheimer Global Portfolio — Adviser Class	100,000,000
ING Oppenheimer Global Portfolio — Service Class	100,000,000
ING Oppenheimer Global Portfolio — Service 2 Class	100,000,000
ING Oppenheimer Strategic Income Portfolio — Initial Class	100,000,000
ING Oppenheimer Strategic Income Portfolio — Adviser Class	100,000,000
ING Oppenheimer Strategic Income Portfolio — Service Class	100,000,000
ING Oppenheimer Strategic Income Portfolio — Service 2 Class	100,000,000
ING PIMCO Total Return Portfolio — Initial Class	100,000,000
ING PIMCO Total Return Portfolio — Adviser Class	100,000,000
ING PIMCO Total Return Portfolio — Service Class	100,000,000
ING PIMCO Total Return Portfolio — Service 2 Class	100,000,000
ING Pioneer High Yield Portfolio — Initial Class	100,000,000
ING Pioneer High Yield Portfolio — Adviser Class	100,000,000
ING Pioneer High Yield Portfolio — Service Class	100,000,000
ING Pioneer High Yield Portfolio — Service 2 Class	100,000,000
ING Solution 2015 Portfolio — Initial Class	100,000,000
ING Solution 2015 Portfolio — Adviser Class	100,000,000
ING Solution 2015 Portfolio — Service Class	100,000,000
ING Solution 2015 Portfolio — Service 2 Class	100,000,000

Name of Class	Shares Allocated

ING Solution 2015 Portfolio — Class T	100,000,000
ING Solution 2025 Portfolio — Initial Class	100,000,000
ING Solution 2025 Portfolio — Adviser Class	100,000,000
ING Solution 2025 Portfolio — Service Class	100,000,000
ING Solution 2025 Portfolio — Service 2 Class	100,000,000
ING Solution 2025 Portfolio — Class T	100,000,000
ING Solution 2035 Portfolio — Initial Class	100,000,000
ING Solution 2035 Portfolio — Adviser Class	100,000,000
ING Solution 2035 Portfolio — Service Class	100,000,000
ING Solution 2035 Portfolio — Service 2 Class	100,000,000
ING Solution 2035 Portfolio — Class T	100,000,000
ING Solution 2045 Portfolio — Initial Class	100,000,000
ING Solution 2045 Portfolio — Adviser Class	100,000,000
ING Solution 2045 Portfolio — Service Class	100,000,000
ING Solution 2045 Portfolio — Service 2 Class	100,000,000
ING Solution 2045 Portfolio — Class T	100,000,000
ING Solution 2055 Portfolio — Initial Class	100,000,000
ING Solution 2055 Portfolio — Adviser Class	100,000,000
ING Solution 2055 Portfolio — Service Class	100,000,000
ING Solution 2055 Portfolio — Service 2 Class	100,000,000
ING Solution 2055 Portfolio — Class T	100,000,000
ING Solution Aggressive Growth Portfolio — Initial Class	100,000,000
ING Solution Aggressive Growth Portfolio — Adviser Class	100,000,000
ING Solution Aggressive Growth Portfolio — Service Class	100,000,000
ING Solution Aggressive Growth Portfolio — Service 2 Class	100,000,000
ING Solution Conservative Portfolio — Initial Class	100,000,000
ING Solution Conservative Portfolio — Adviser Class	100,000,000
ING Solution Conservative Portfolio — Service Class	100,000,000
ING Solution Conservative Portfolio — Service 2 Class	100,000,000
ING Solution Growth and Income Portfolio — Initial Class	100,000,000
ING Solution Growth and Income Portfolio — Adviser Class	100,000,000
ING Solution Growth and Income Portfolio — Service Class	100,000,000
ING Solution Growth and Income Portfolio — Service 2 Class	100,000,000
ING Solution Growth Portfolio — Initial Class	100,000,000
ING Solution Growth Portfolio — Adviser Class	100,000,000
ING Solution Growth Portfolio — Service Class	100,000,000
ING Solution Growth Portfolio — Service 2 Class	100,000,000
ING Solution Income Portfolio — Initial Class	100,000,000
ING Solution Income Portfolio — Adviser Class	100,000,000
ING Solution Income Portfolio — Service Class	100,000,000
ING Solution Income Portfolio — Service 2 Class	100,000,000
ING Solution Income Portfolio — Class T	100,000,000
ING T. Rowe Price Diversified Mid Cap Growth Portfolio — Initial Class	250,000,000
ING T. Rowe Price Diversified Mid Cap Growth Portfolio — Adviser Class	100,000,000

Name of Class	Shares Allocated

ING T. Rowe Price Diversified Mid Cap Growth Portfolio — Service Class	100,000,000
ING T. Rowe Price Diversified Mid Cap Growth Portfolio — Service 2 Class	100,000,000
ING T. Rowe Price Growth Equity Portfolio — Initial Class	100,000,000
ING T. Rowe Price Growth Equity Portfolio — Adviser Class	100,000,000
ING T. Rowe Price Growth Equity Portfolio — Service Class	100,000,000
ING T. Rowe Price Growth Equity Portfolio — Service 2 Class	100,000,000
ING Templeton Foreign Equity Portfolio — Initial Class	100,000,000
ING Templeton Foreign Equity Portfolio — Adviser Class	100,000,000
ING Templeton Foreign Equity Portfolio — Service Class	100,000,000
ING Templeton Foreign Equity Portfolio — Service 2 Class	100,000,000
ING Thornburg Value Portfolio — Initial Class	100,000,000
ING Thornburg Value Portfolio — Adviser Class	100,000,000
ING Thornburg Value Portfolio — Service Class	100,000,000
ING Thornburg Value Portfolio — Service 2 Class	100,000,000
ING UBS U.S. Large Cap Equity Portfolio — Initial Class	100,000,000
ING UBS U.S. Large Cap Equity Portfolio — Adviser Class	100,000,000
ING UBS U.S. Large Cap Equity Portfolio — Service Class	100,000,000
ING UBS U.S. Large Cap Equity Portfolio — Service 2 Class	100,000,000
ING Van Kampen Comstock Portfolio — Initial Class	100,000,000
ING Van Kampen Comstock Portfolio — Adviser Class	100,000,000
ING Van Kampen Comstock Portfolio — Service Class	100,000,000
ING Van Kampen Comstock Portfolio — Service 2 Class	100,000,000
ING Van Kampen Equity and Income Portfolio — Initial Class	100,000,000
ING Van Kampen Equity and Income Portfolio — Adviser Class	100,000,000
ING Van Kampen Equity and Income Portfolio — Service Class	100,000,000
ING Van Kampen Equity and Income Portfolio — Service 2 Class	100,000,000

for a total of Sixteen Billion, Seven Hundred Million (16,700,000,000) shares classified into separate classes of Capital Stock, with One Billion, Nine Hundred Million (1,900,000,000) being unclassified.

The undersigned Senior Vice President acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Senior Vice President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, ING Partners, Inc. has caused these presents to be signed in its name and on its behalf by its Senior Vice President and witnessed by its Assistant Secretary as of the 19th day of March, 2010.

WITNESS:		ING PARTNERS, INC.

/s/ Kathleen M. Nichols		/s/ Todd Modic
Name:	Kathleen M. Nichols	Name:	Todd Modic
Title:	Assistant Secretary	Title:	Senior Vice President

CERTIFICATE

THE UNDERSIGNED, Senior Vice President of ING Partners, Inc., who executed on behalf of said Corporation the foregoing Articles Supplementary to the Charter, of which this certificate is made a part, hereby acknowledges that the foregoing Articles Supplementary are the act of the said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

Todd Modic
Name:	Todd Modic
Title:	Senior Vice President